SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2006

Vita Food Products, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-12599	36-3171548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 West Lake Street
Chicago, Illinois		60612
(Address of principal executive offices)		(Zip Code)

(312)738-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)                                               Not applicable.

(b)               On August 25, Terry W. Hess provided notice of his retirement from the position of Chief Executive Officer of Vita Specialty Foods, Inc., a wholly-owned subsidiary of Vita Food Products, Inc. (the “Company”).  Mr. Hess will continue to serve as Vice Chairman of the Company’s Board of Directors.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

(b)                                              Not applicable.

(c)                                               Not applicable.

ITEM 9.01              Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

See exhibit index attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITA FOOD PRODUCTS, INC.

Date: August 31, 2006	By:	/s/Clifford K. Bolen
Clifford K. Bolen
President, Chief Executive Officer
and Chief Financial Officer
(Principal Executive and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated August 31, 2006.